SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

SILVER FALCON MINING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53765	26-1266967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2520 MANATEE AVENUE WEST, SUITE 200

BRADENTON, FL 34205

 (Address of principal executive offices) (Zip Code)

(941) 761-7819

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

1

Section 8 - Other Events

Item 8.01 - Other Events

Silver Falcon Mining, Inc. (the "Company") issued a press release, dated April 27, 2012, entitled-"SILVER FALCON MINING, INC. (SFMI) RECALCULATES ITS SHARES OUTSTANDING"

The press release is in its entirety below:

SILVER FALCON MINING, INC. (SFMI) RECALCULATES ITS SHARES OUTSTANDING

Bradenton, Florida- April 27, 2012-Management at Silver Falcon Mining, Inc. (SFMI.OTCBB) would like to make reference to its current RECALCULATED diluted share count, 615,509,218; DOWN by 173,653,187 shares which were overstated in the published 789,162,405 shares.

Now, with this reduction, since the publication of its 3rd quarter results, share dilution increased from 344,966,817 to 615,509,218.

The Company’s 10-K (http://www.sec.gov/Archives/edgar/data/1464830/000109181812000111/sfmi0410201210k.htm) published for the Year-Ending December 31, 2012, states under “NOTE 15” of the financials a breakdown of the issuances of SFMI shares. In preparation of the up-coming 10-Q filing, an error of 173,653,187 shares too many has been discovered in the exchange of information between the transfer agent and the Company’s head office.  An amended 10K (FORM 10-K/A) is being prepared for filing with the  U.S. Securities and Exchange Commission to reflect this overstatement in the original filing.

Again, Management wants shareholders to understand that the majority of the shares issued fall under Rule 144 and Section 16 US SEC rules, which are restricted from trading.

The breakdown between free traded shares and restricted shares are as follows:

Category	Terms	Amounts	Issuance
Gold Land Holdings Co.	Lease Payment	7,480,000	RESTRICTED-RULE 144
Vendor Payables	Payables	20,919,457	Free-trade S-8
Promissory Note Holders	Conversions	60,461,757	RESTRICTED- RULE 144
Contractors	Payables	23,728,571	Free-trade S-8
Salaries	Payroll	157,952,616	RESTRICTED-RULE 144/Section 16
TOTAL		270,542,401

- As of 2/21/2012 the Company had a street FLOAT of 298,731,191-reported by CEDE & CO

- Certified shareholder count of 46,235,626 held in certificate form.

-Total outstanding on a diluted basis, as of 03/13/2012, is 615,509,218.

Of the total 615,509,218 outstanding on a diluted base the Officer/Directors/Major Shareholders held approximately 233,000,000 under restricted RULE 144 and SECTION 16. SECTION 16 of the US SEC rules which places further restrictions beyond the Rule 144 for officer/director/major shareholders. Major Shareholders are classified as holders of 10% or more of the fully diluted total aggregate shares.

Noteworthy, shares issued to Officer and Directors had been issued a price higher than the current share prices.

Management wants to insure that even though dilution has occurred, the vast majority of shares, except for 40,571,071, are held under both Rule 144-restricted and Section 16 sale previsions.  Thus, the street float went up approximately 40.5M to 298,731,191 since the Company’s third quarter report filed 11-14-2011.

Silver Falcon Mining, Inc. (SFMI:OTCBB) is a producer, developer and explorer of mineral resources, primarily in Owyhee County, Idaho, USA, with the objective of being a profitable, low-cost, precious metal producer and creating significant growth in shareholder value.

SFMI cautions that statements made in press releases constitute forward-looking statements, and makes no guarantees of future performance and actual results/developments may differ materially from projections in forward-looking statements. Forward-looking statements are based on estimates and opinions of management at time statements are made.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILVER FALCON MINING, INC.
Date: April 30, 2012	/s/ Pierre Quilliam
By: Pierre Quilliam, Chief Executive Officer